UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

VoIP-PAL.COM INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

VoIP-PAL.COM INC.

7215 Bosque Boulevard, Suite 102

Waco, TX 76710-4020

February 26, 2024

Dear Stockholder:

We are furnishing the enclosed information statement to you in connection with a proposal to increase our authorized capital from 5,000,000,000 shares of common stock, par value $0.001, to 8,000,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our board of directors reviewed and approved the Authorized Capital Increase by consent resolutions dated February 15, 2024. The holders of a majority of our issued and outstanding stock also approved the Authorized Capital Increase by written consent dated effective February 15, 2024. However, pursuant to applicable securities laws the Authorized Capital Increase will not be effected until at least 20 days after a definitive information statement has been sent to our stockholders who did not previously consent to the Authorized Capital Increase.

By Order of the Board of Directors:

/s/ Emil Malak

Emil Malak
Chief Executive Officer

INFORMATION STATEMENT

Introduction

The holders of a majority of our issued and outstanding stock have taken an action by written consent without a meeting, pursuant to Section 78.207 of the Nevada Revised Statutes (the “NRS”), to approve an increase in our authorized capital from 5,00,000,000 shares of common stock, par value $0.001, to 8,000,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”). The purpose of the Authorized Capital Increase is to provide flexibility to issue additional shares of our common stock, which management believes will better position us to attract financing.

This information statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provided to our stockholders pursuant to Rule 14c-2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We were incorporated under the laws of the State of Nevada and our common stock is registered under Section 12(g) of the Exchange Act. Our common stock is currently quoted on the OTCQB tier of the OTC Markets under the trading symbol VPLM. We are a fully-reporting Exchange Act company.

Information about us can be found our most recent annual report on Form 10-K for the fiscal year ended September 30, 2023, filed with the Securities and Exchange Commission (the “SEC”). Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing, printing and mailing this information statement.

Item 1. Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Authorized Capital Increase and we are not required to hold a meeting under the NRS when a corporate action has been approved by the written consent of holders of a majority of our stock entitled to vote on the matter. This information statement is being mailed on or about March 8, 2024 to the holders of our stock as of February 15, 2024.

Dissenters’ Right of Appraisal

Under the NRS, our stockholders do not have dissenters’ rights in connection with the Authorized Capital Increase.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Authorized Capital Increase was February 15, 2024 (the “Record Date”). As of that date, we had 3,062,698,692 issued and outstanding shares of common stock, par value $0.001, plus 787,916 issued and outstanding shares of Series A preferred stock, par value $0.01. Each share of our common stock entitles the holder thereof to one vote per share on any matter that may come before a meeting or vote of our stockholders, while each share of our Series A preferred stock entitles the holder thereof to 1,550 votes per share on any such matter.

The Authorized Capital Increase was approved by the holders of a majority of our stock entitled to vote on the Record Date. The vote required to approve the Authorized Capital Increase was 50% of the shares entitled to vote plus one vote, a simple majority. The actual affirmative vote was 65.02% of the shares.

Under applicable securities laws, we are not permitted to effect the Authorized Capital Increase until at least 20 days after we distribute a definitive information statement to our stockholders who have not previously consented to the corporate action.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of the Record Date, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of the Record Date there were 3,053,173,940 issued and outstanding shares of our common stock and 787,916 issued and outstanding shares of our Series A preferred stock. All persons named have sole or shared voting and investment power with respect to the securities, except as otherwise noted. The number of securities described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this information statement.

For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of the date of this information statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Class	Beneficial Owner Information	Number of Shares		Percentage of Class (%)
Common Stock	Emil Malak (1)	1,835,028,500	(2)	37.54
Common Stock	Kevin Williams (3)	Nil		Nil
Common Stock	Dennis Chang (4)	5,300,000		0.17
Common Stock	Clifton Saylor (5)	100,333,334	(6)	3.29
	Officers and Directors as a Group	1,940,661,834		39.70
Series A Preferred Stock (7)	Emil Malak (1)	787,916	(8)	100
	Officers and Directors as a Group	787,916		100

(1)	Emil Malak is our President, Chief Executive Officer and director.
(2)	Represents warrants to purchase 1,790,028,550 shares of common stock plus options to purchase 45,000,000 shares of our common stock.
(3)	Kevin Williams is our Chief Financial Officer and director.
(4)	Dennis Chang is our director.
(5)	Clifton Saylor is our director.
(6)	Includes 87,333,334 shares held by the Saylor Marketing, Inc., Profit Sharing Plan, of which Mr. Saylor is the trustee, and 13,000,000 shares held by Mr. Saylor directly.
(7)	Each share of our Series A preferred stock entitles the holder to 1,550 votes per share on any matter that may come before a meeting or vote of our stockholders.
(8)	Represents votes equivalent to 1,221,269,800 shares of our common stock.

Amendment of Charter, Bylaws or Other Documents

We are undertaking the Authorized Capital Increase to reorganize our capital structure and provide flexibility to issue additional shares of our common stock, which management believes will better position us to attract financing.

The Authorized Capital Increase will be effective upon filing a Certificate of Amendment with the Nevada Secretary of State pursuant to Section 78.209 of the NRS.

Item 2. Statement that Proxys are not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

No director, officer, associate of any director or officer, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Capital Increase that is not shared by all of our stockholders pro rata and in accordance with their respective interests.

Item 4. Proposals by Security Holders

None.

Item 5. Delivery of Documents to Security Holders Sharing an Address

We will deliver only one copy of this information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders.

We undertake to deliver promptly upon written or oral request a separate copy of this information statement to any stockholder at a shared address to which a single copy of the document was delivered. A stockholder can notify us that he or she wishes to receive a separate copy of this information statement or any future Information Statement by writing to us at 7215 Bosque Boulevard, Suite 102, Waco, TX 76710-4020, or by telephoning us at 1-954-495-4600.

Stockholders sharing the same address can also request delivery of a single copy of annual reports to security holders, information statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple of such documents in the same manner.

By Order of the Board of Directors:

Date: February 26, 2024

/s/ Emil Malak

Emil Malak
Chief Executive Officer